UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of report (Date of earliest event reported) January 23, 2007
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                            GP Strategies Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

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Delaware                            1-7234                      13-1926739
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(State or Other Jurisdiction      (Commission               (IRS Employer
of Incorporation)                  File Number)              Identification No.)


       6095 Marshalee Drive, Suite 300, Elkridge, MD             21075
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(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code:  (410) 379-3600
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.01         Completion of Acquisition or Disposition of Assets

         On January 23, 2007 (the "Closing Date"), General Physics Corporation, a Delaware corporation ("GP"), the operating subsidiary of GP Strategies Corporation, a Delaware corporation ("GP Strategies"), completed its previously announced acquisition of certain assets and the business of Sandy Corporation, an unincorporated division of ADP, Inc., a Delaware corporation ("ADP"), from ADP (the "Acquisition").

         GP paid to ADP approximately $5.2 million in cash and assumed an estimated $6.5 million in liabilities related to the completion of contracts. GP may be required to pay ADP up to an additional $8.0 million, contingent upon the acquired business attaining certain revenue targets during the two twelve month periods following the Closing Date.

Item 8.01         Other Events

         On January 25, 2007, GP Strategies issued a press release announcing the closing of the Acquisition. A copy of the press release is attached as
Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits.

     (a)          Financial Statements of Businesses Acquired.

                  The financial statements and additional information required pursuant to Item 9.01(a) of Form 8-K will be filed by amendment to this report on Form 8-K within 71 calendar days after the date on which this report on Form 8-K must be filed.

     (b)          Pro Forma Financial Information.

                  The pro forma financial information required pursuant to Item 9.01(b) of Form 8-K will be filed by amendment to this report on Form 8-K within 71 calendar days after the date on which this report on Form 8-K must be filed.

     (d) Exhibits.

                  Exhibit 99.1 - Press release, dated January 25, 2007.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 GP STRATEGIES CORPORATION



Date: January 25, 2007                           /s/ Sharon Esposito-Mayer
                                                 Executive Vice President and
                                                 Chief Financial Officer




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                                  EXHIBIT INDEX

Exhibit No.              Description

99.1                     Press release, dated January 25, 2007.




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